                          FREMONT
                          MUTUAL
                          FUNDS, INC.



                          -  INSTITUTIONAL U.S. MICRO-CAP FUND




                          March 1, 1998

                          [LOGO]

TABLE OF CONTENTS


ITEM                                                                        PAGE
Summary of Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . .    1

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

The Advisor and the Fund . . . . . . . . . . . . . . . . . . . . . . . . .    3

Investment Objective, Policies
 and Risk Considerations . . . . . . . . . . . . . . . . . . . . . . . . .    4

General Investment Policies. . . . . . . . . . . . . . . . . . . . . . . .    5

Investment Results . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

How to Invest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

Shareholder Account Services and Privileges. . . . . . . . . . . . . . . .   10

How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

Retirement Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

Dividends, Distributions and Federal Income Taxation . . . . . . . . . . .   13

Calculation of Net Asset Value
 and Public Offering Price . . . . . . . . . . . . . . . . . . . . . . . .   14

Execution of Portfolio Transactions. . . . . . . . . . . . . . . . . . . .   14

General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

Telephone Numbers and Addresses. . . . . . . . . . . . . . . . . . . . . .   16


PROSPECTUS


FREMONT MUTUAL FUNDS, INC. is an open-end investment company which under this Prospectus is offering shares in the FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND (the "Fund").

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of micro-cap companies domiciled within the United States.

There can be no assurance that the Fund will achieve its investment objective.

The Fund is a diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

Shares of the Fund are offered without a sales charge.

This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is March 1, 1998.

FOR FURTHER INFORMATION OR TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL 800-548-4539.

SUMMARY OF FEES AND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                None
Maximum Sales Load Imposed on Reinvested Dividends     None
Deferred Sales Load                                    None
Redemption Fees(1)                                     None
Exchange Fee                                           None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)(2)

Management Fee                                         1.15%
12b-1 Expenses                                         None
Other Expenses after Reimbursement                      .10%
Total Fund Operating Expenses                          1.25%

Example: You would pay the following total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                    1 YEAR              3 YEARS
                    ------              -------
                     $13                  $40

THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

The purpose of the above table is to give you information and assistance in understanding the various costs and expenses of the Fund that an investor may bear directly or indirectly. Other expenses include, but are not limited to, transfer agent fees paid to Fremont Investment Advisors, Inc.; custody, legal and audit fees, costs of registration of Fund shares under applicable laws; and costs of printing and distributing reports to shareholders. The percentages expressing annual fund operating expenses of the Fund are based on estimated expenses for the current fiscal year.

See "The Advisor and the Fund."

(1) A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $10. See "How to Redeem Shares."

(2) The Advisor has agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Advisor's fees during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor generally seeks to reimburse the oldest reductions and waivers before payment of fees and expenses for the current year. Absent reimbursements of expenses by the Advisor, other expenses and total operating expenses would have been .34% and 1.49%, respectively, for the fiscal year ended October 31, 1997.

FREMONT MUTUAL FUNDS


FINANCIAL HIGHLIGHTS
The following information has been audited by Coopers & Lybrand, L.L.P., independent accountants, whose unqualified opinion is included in the Fund's Annual Report. Further information about the Fund's performance is contained in the Annual Report, which is included in the Fund's Statement of Additional Information and which may be obtained without charge.


                                                                   PERIOD FROM
                                                                    8/4/97 TO
                                                                     10/31/97
                                                                     --------
SELECTED PER SHARE DATA

FOR ONE SHARE OUTSTANDING DURING THE PERIOD
     NET ASSET VALUE, BEGINNING OF PERIOD                             $10.00
                                                                      -------
     INCOME FROM INVESTMENT OPERATIONS
     Net realized and unrealized gain                                    .09
                                                                      -------
       Total investment operations                                       .09
                                                                      -------
     LESS DISTRIBUTIONS
     From net realized gains                                            (.31)
                                                                      -------
       Total distributions                                              (.31)
                                                                      -------
     NET ASSET VALUE, END OF PERIOD                                    $9.78
                                                                      -------
                                                                      -------
TOTAL RETURN(1)                                                         0.90%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                        $40,545
     Ratio of net expenses to average net assets(2)                     1.25%*
     Ratio of gross expenses to average net assets(2)                   1.49%*
     Ratio of net investment loss to average net assets)(2)            (0.21)%*
     Portfolio turnover rate                                              28%
     Average commission rate paid                                     $.0521

(1)  Total return would have been lower had the advisor not waived expenses.
(2) The Advisor has agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Advisor's fees during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor generally seeks to reimburse the oldest reductions and waivers before payment of fees and expenses for the current year. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until payment is probable. For the period ended October 31, 1997, the Advisor has reimbursed expenses subject to recoupment of $22,911.
*    Annualized

                                                            FREMONT MUTUAL FUNDS

THE ADVISOR AND THE FUND

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company which under this Prospectus is offering shares in the Fremont Institutional U.S. Micro-Cap Fund. The Investment Company has other series offered with a different prospectus, and the Board of Directors of the Investment Company is permitted to create additional funds at any time. The Fund has its own investment objective and policies and operates as a separate mutual fund. The Fund is the successor to the post-venture Fund of Fund A of the Bechtel Trust and Thrift Plan.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") and Kern Capital Management, LLC (the "Sub-Advisor") provide the Fund with investment management and administrative services under, respectively, an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company and a Portfolio Management Agreement between the Advisor and the Sub-Advisor. The Advisory Agreement and Portfolio Management Agreement provide that the Advisor and Sub-Advisor, respectively, shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Trust and Thrift Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987.

Similarly, the professional staff of the Sub-Advisor have over ten years of experience with this particular Fund. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.

As compensation for its services to the Fund, the Advisor receives from the Fund a management fee, computed daily and paid monthly, of 1.15% per annum of the Fund's average net assets. In addition to the fees described above, the Fund pays its own operating expenses including, but not limited to: the Advisor's fees; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third-party servicing agents; fees and expenses of Directors who are not interested persons of the Advisor or the Sub-Advisor; costs and expenses of calculating daily net asset value; costs and expenses of accounting, bookkeeping and recordkeeping required under the 1940 Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of shares under federal and applicable state securities laws; all costs associated with shareholders' meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Advisor or its affiliates; printing and mailing prospectuses, statements of additional information and reports to shareholders; and other expenses relating to the Fund's operations, plus any extraordinary and non-recurring expenses that are not expressly assumed by the Advisor.

All operating expenses of the Fund are subject to a voluntary limitation of 1.25% per annum. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Advisor may elect to recapture such amounts if it requests reimbursement within three years of the year in which the waiver and/or reimbursement is made, and the Board of Directors approves the reimbursement, and the Fund is able to make reimbursement and still stay within the then current operating expense limitation.

Kern Capital Management LLC, ("KCM"), 114 West 47th Street, Suite 1926, New York, New York 10036, serves as Sub-Advisor for the Fund pursuant to a Portfolio Management Agreement. The controlling economic and voting members of the Sub-Advisor are Robert E. Kern, and the Advisor; consequently, the Advisor is an affiliate of the Sub-Advisor. The portfolio management team for the Fund is headed by portfolio manager Robert E. Kern. The senior investment managers are Robert E. Kern, Judy R. Finger and David G. Kern.

     - Bob Kern, Managing Member, President and Chief Executive Officer of KCM, has over 30 years of investment management experience, was a Senior Vice President of the Advisor from April 1997 to August 1997 and was employed by Morgan Grenfell Asset Management, Inc. from 1986 through April 1997, where he headed Morgan Grenfell's Smaller Capitalization Equities Team.

     - David Kern, Managing Member and Executive Vice President of KCM, was Vice President of the Advisor from May 1997 until September 1997. From January 1995 until April 1997, David was employed as portfolio manager, and from February 1997 until April 1997 was employed as Vice President of Founders Asset Management, Inc., a registered investment advisor located in Denver, Colorado. David also served as Vice President and Assistant Portfolio Manager for the Delaware Management Company of Philadelphia, Pennsylvania from February 1990 until December 1994.

     - Judy Finger, Member and Senior Vice President of KCM, was employed from June 1995 to August 1997 as Vice President and Assistant Portfolio Manager for the Delaware Management Company of Philadelphia, Pennsylvania, and from June 1992 to June 1995 as a Senior Analyst at Fred Alger Management located in New York.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the Fund), the Advisor and the Sub-Advisor provides that the Sub-Advisor will manage the investment and reinvestment of assets of the Fund and continually review and administer the Fund's investments. As compensation for its services, the Advisor (not the Fund) pays the Sub-

FREMONT MUTUAL FUNDS

Advisor a fee equal to .75% per annum of Fund assets managed by the Sub-Advisor. The Portfolio Management Agreement with Sub-Advisor may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by the Sub-Advisor.

The Advisor will provide direct portfolio management services to the extent that the Sub-Advisor does not provide these services. The Investment Company and the Advisor have received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund from the provisions of the 1940 Act that require the shareholders of the Fund to approve the Fund's sub-advisory agreement(s) and any amendments thereto. The SEC Order permits the Advisor to hire new sub-advisors, terminate sub-advisors, rehire existing sub-advisors whose agreements have been assigned (and, thus, automatically terminated), and modify sub-advisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor would have greater flexibility in managing sub-advisors, and shareholders would save the considerable expense involved in holding shareholder meetings and soliciting proxies. The Advisor may in its discretion manage all or a portion of the Fund's portfolio directly with or without the use of a sub-advisor.

Investment Company Administration Corporation (the "Sub-Administrator"), pursuant to an administration agreement with the Advisor, supervises the administration of the Investment Company and the Fund including, among other responsibilities, the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations. Certain officers of the Investment Company may be provided by the Sub-Administrator.

For additional information, see "Investment Advisory and Other Services" in the Statement of Additional Information.

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

The investment objective and policies of the Fund is stated below. The Fund is intended for long-term investors, not for those who may wish to redeem their shares after a short period of time.

All investments, including mutual funds, have risks, and no investment is suitable for all investors. Investors should consult with their financial and other advisors concerning the suitability of this investment for their own particular circumstances. Accordingly, there is no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stock. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in equity securities of U.S. micro-cap companies (described below). These securities will trade on a U.S. exchange or in the over-the-counter (OTC) market. However, up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities market. The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices.

The Fund generally selects its portfolio securities among micro-cap companies, which the Fund defines as companies whose individual market capitalizations would place them in the smallest 10% of market capitalization of companies in the United States as measured by the Wilshire 5000 Index. Currently, these companies have a market capitalization of about $870 million or less. Under normal market conditions, the weighted average capitalization of the portfolio will be less than the market capitalization of the largest company in the bottom 5% of the market value of all U.S. equities as measured by the Wilshire 5000 Index (currently about $400 million).

Many micro-cap companies in which the Fund is likely to invest may be more vulnerable than larger companies to adverse business or market developments, may have limited product lines, markets or financial resources and may lack management depth. In addition, many micro-cap companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts, with the result that there may tend to be less publicly available information concerning such companies compared to what is available for larger capitalization securities. Finally, the securities of micro-cap companies traded in the OTC market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the New York or American Stock Exchanges or the market averages in general. Thus, the Fund may involve considerably more risk than an investment company investing in the more liquid equity securities of companies traded on the New York or American Stock Exchanges.

The Advisor and Sub-Advisor believe that an investment in shares of the Fund provides an opportunity for greater rewards but will involve more risk than an investment in a fund which seeks capital appreciation from investment in common stocks of larger, better-known companies. This is due to greater opportunities for superior returns from companies with small stock market capitalizations which are not as well-known to the general public. These shares may have less investor following, and, therefore, may provide opportunities for investment gains due to the inefficiencies in this sector of the marketplace.

The Fund seeks to invest in those companies which are in the early stages of an emerging growth cycle, where the Advisor and Sub-Advisor believe earnings will grow faster than both inflation and the economy in general and where it believes such growth has not yet been fully reflected in the market price of these stocks. In seeking investments, the Advisor and Sub-Advisor will give weight to com-

                                                            FREMONT MUTUAL FUNDS


panies possessing a variety of characteristics including quality of management, companies which have gone public in recent years, an entrepreneurial management team, a narrow product line focus, or established companies where the growth potential has been significantly enhanced by new product developments, new market opportunities, mergers or divestitures, or new management. The investable universe provides what the Advisor and Sub-Advisor believe is a broad range of stock selection opportunities.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever in the judgment of the Advisor or the Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be rated at the time of purchase in the top two categories of Moody's Investor Service, Inc. (Aaa or Aa) or Standard & Poor's Ratings Group, (AAA or AA) or be of comparable quality as determined by the Advisor.

GENERAL INVESTMENT POLICIES

MONEY MARKET INSTRUMENTS. The Fund may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Fund's quality guidelines. The Fund also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO in the case of a security rated by only one NRSRO, or, if not rated by an NRSRO, must be of comparable quality as determined by the Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A to the Statement of Additional information for a description of rating categories.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") , are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") , are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities as described above in the future, other than as set forth above, because it is not obligated to do so by law.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued basis. The Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. The Fund will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash equivalents or liquid securities or hold a covered position in an amount sufficient to meet its payment obligations thereunder.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions.

SHARES OF INVESTMENT COMPANIES. The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or the Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and

FREMONT MUTUAL FUNDS


fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

REPURCHASE AGREEMENTS. As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a short period of time, often less than a week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or the Sub-Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets, would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where (1) the underlying securities are issued or guaranteed by the U.S. Government, (2) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (3) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing the Fund's rights.

PORTFOLIO TURNOVER. The Fund expects to trade in securities for short-term gain whenever deemed advisable by the Advisor and/or the Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

LOANS OF PORTFOLIO SECURITIES. The Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 331/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.

BORROWING. The Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

RESTRICTED SECURITIES. The Fund may purchase securities that are not registered under federal securities laws, but can be offered and sold to "qualified institutional buyers" ("restricted securities"). However, the Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, and securities that are not readily marketable and restricted securities, unless the Board of Directors determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors may adopt guidelines and delegate to the Advisor or the Sub-Advisor the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and ultimate responsibility for the determinations.

                                                            FREMONT MUTUAL FUNDS


WARRANTS OR RIGHTS. Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of the Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

OPTIONS AND FUTURES CONTRACTS. When the Fund is not fully invested, strategies such as buying calls, writing puts, and buying futures may be used to increase its exposure to price changes in stocks or debt securities. When the Advisor and/or the Sub-Advisor wishes to hedge against market fluctuations, strategies such as buying puts, writing calls, and selling futures may be used to reduce market exposure. Because most stock index futures and options are based on broad stock market indices, their performance tends to track the performance of common stocks generally--which may or may not correspond to the types of securities in which the Fund invests. The Fund will maintain segregated accounts consisting of cash, U.S. Government securities or other liquid securities (or, as permitted by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging.

In seeking appreciation or to reduce principal volatility, the Fund may also (1) enter into futures contracts (contracts for the future delivery of debt securities, stock, stock index futures contracts with respect to the S&P 500 Index, small capitalization stock market indices or other similar broad-based stock market indices, the initial margins of which are limited to 5% of the Fund's assets); and (2) purchase put and call options on portfolio securities, stock indices or stock index futures contracts--the premiums of which are limited to 5% of the Fund's assets.

The Fund may write put and call options. It will only do so by writing covered put or call options, and the aggregate value of the securities underlying put options, as of the date of sale of the options, will not exceed 50% of the net assets of the Fund.

The Fund will set aside cash, cash equivalents, or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts.

Options and futures can be volatile investments. If the Advisor and/or the Sub-Advisor applies a hedge at an inappropriate time or evaluates market conditions incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience a loss if the prices of its options or futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Although these investment practices will be used primarily to generate income or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: futures contracts--no assurance that closing purchase transactions will be available at favorable prices, possible reduction of the Fund's income due to the use of hedging, the possible reduction in value of both the securities hedged and the hedging instrument, and possible loss in excess of the initial margin payment; options and futures contracts--imperfect correlation between the contract and the underlying security, commodity or index and unsuccessful hedging transactions due to incorrect forecasts of market trends; writing covered call options--the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price and premium received; and purchasing or selling put and call options--possible loss of the entire premium. A more thorough description of these investment practices and their associated risks is contained in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS FOR INTERNATIONAL INVESTING. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Likewise, investment in ADRs and EDRs presents similar risks, even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social or economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its foreign investments, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. income taxes. See "Dividends, Distributions and Federal Income Taxation."

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies which are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to have substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than are securities of comparable U.S. companies. Such markets may have longer settlement periods than markets in the United States. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions,

FREMONT MUTUAL FUNDS


making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of the Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation. To the extent that the Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

The operating expense ratio of the Fund when investing in foreign securities may be higher than that of an investment company investing exclusively in U.S. securities because certain expenses, such as custodial costs, may be higher. Several of the countries in which the Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Fund intends to invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

The Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund. See "Dividends, Distributions and Federal Income Taxation."

AMERICAN DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in ADRs presents risks not present to the same degree as investing in domestic securities even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Dividends, Distributions and Federal Income Taxation. "Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of

                                                            FREMONT MUTUAL FUNDS


the United States. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

INVESTMENT RESTRICTIONS. The Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions include prohibitions against borrowing money (except as described above) and against concentrating the Fund's investments in issuers conducting their principal business activities in a single industry (except that this limitation does not apply with respect to U.S. Government securities). These investment restrictions and the Fund's investment objective cannot be changed without the approval of shareholders of the Fund; all other investment practices described in this Prospectus and in the Statement of Additional Information, however, can be changed by the Board of Directors without shareholder approval.

INVESTMENT RESULTS

The Fund may from time to time include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund may calculate performance on an average annual total return basis for 1-, 5-, and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value at the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an investor would have experienced, including reinvested dividends and capital gain distributions, and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending redeemable values as determined above.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also be mentioned in newspapers, magazines, or other media from time to time. The Fund assumes no responsibility for the accuracy of such data. The Fund's results also should be considered relative to the risks associated with its investment objective and policies. See "Investment Results" in the Statement of Additional Information.

The Fund commenced operations upon the transfer to the Fund of assets held in the post-venture Fund of Fund A of the Bechtel Trust and Thrift Plan (the "Separate Account"), over which the Advisor has exercised portfolio supervision responsibilities since the inception of the Separate Account in 1982. Mr. Robert E. Kern, the Fund's portfolio manager, was employed by Morgan Grenfell Capital Management, Inc. from 1986 through April 1997 and headed up their team that managed the Separate Account. He currently is employed by the Advisor.
The investment policies, objective, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Separate Account, and the management practices of the Fund are in all material respects identical to those of the Separate Account. Assets in the Separate Account were transferred to the Fund in exchange for an interest in the Fund. As a result of this transaction, the investment holdings in the Fund were the same as the investment holdings in the portfolio of the Separate Account immediately prior to the transfer. While the Separate Account continues to exist, its assets consist solely of shares of the Fund.

The Separate Account was not a registered investment company because it was exempt from registration under the 1940 Act. However, the Separate Account was managed in a fashion similar to a mutual fund and, while not subject to mutual fund tax rules, would have qualified as a regulated investment company under relevant tax rules in each year of its operation. Because, in a practical sense, the Separate Account constitutes the "predecessor" of the Fund, the Fund calculates its performance for periods commencing prior to the transfer of the Separate Account's assets to the Fund by including the Separate Account's total return, adjusted to reflect the deduction of actual fees and expenses incurred by the Separate Account. The fees and expenses incurred by the Separate Account are higher than the fees and expenses, net of fee waivers, to be incurred by the Fund.

The performance data set forth below includes the performance of the Separate Account for periods before the Fund's registration statement became effective. As noted above, the Separate Account was not registered under the 1940 Act and thus was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance might have been adversely affected. Total return for the Separate Account was calculated using

FREMONT MUTUAL FUNDS



a methodology that incorporates a time-weighted total rate of return concept and is adjusted for cash flows. This methodology of calculating total return differs from the methodology required to be employed by a mutual fund in calculating total return, which is not time-weighted or dollar-weighted but simply measures the total return of an investment in the Fund over a period of time. The Advisor believes, however, that the Separate Account's performance would be substantially the same if it was recalculated in accordance with mutual fund performance rules.


                      AVERAGE ANNUAL TOTAL RETURNS
                     FOR PERIODS ENDED JUNE 30, 1997

                                  STANDARD &       RUSSELL
                  SEPARATE(1)  POOR'S 500 INDEX   2000 INDEX
                  --------     ----------------   ----------
1 YEAR              21.41%         34.70%           16.33%
3 YEARS             33.56%         28.85%           20.06%
5 YEARS             25.96%         19.75%           17.87%
10 YEARS            17.56%         14.63%           11.14%


(1) Total return data for the Separate Account reflect the performance of the pool of assets transferred on that date into the Fund, net of actual fees and expenses.

Additional performance information regarding the Fund will be included in its annual report, which will be mailed to shareholders without charge upon request.

HOW TO INVEST

Shares of the Fund may be purchased through the Transfer Agent by submitting payment by check, bank wire or electronic (Automated Clearing House or "ACH") transfer and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase shares of the Fund. All orders for the purchase of shares are subject to acceptance or rejection by the Board of Directors or the Advisor. Purchases of shares are made at the current net asset value next determined after the purchase order is received by the Transfer Agent or by a selling agent of the Fund. A minimum initial investment of $250,000 is required to open a shareholder account. Investments not meeting the minimum will be returned. The minimum initial investment requirement may be waived in other instances at the sole discretion of the Advisor. Each subsequent investment in the Fund must be $5,000 or more.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 800-548-4539 to obtain an account number and detailed wire instructions. Bank wire instructions are also provided in the last section of this Prospectus. All bank wire investments received before the close of trading of the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be credited the same day. Otherwise, Fund shares will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account. Shares of the Fund may also be purchased through broker-dealers or other financial intermediaries who have made appropriate arrangements with the Fund. Such agents are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased for their customers pursuant to such orders. These agents may charge a reasonable transaction fee to their customers. In some instances, all or a portion of the transaction fee may be paid by the Advisor. To the extent these agents perform shareholder servicing activities for the Fund, they may receive fees from the Fund or the Advisor for such services.

From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor to do so.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, a check returned for "insufficient funds"), the person who made the order will be subject to a $20 charge and must reimburse the Fund for any loss incurred by reason of such cancellation. For more information, see "Other Investment and Redemption Services" in the Statement of Additional Information.

First Funds Distributor, Inc., 4455 Camelback Road, Suite 261E, Phoenix, Arizona, 85018, is the principal underwriter for the Fund.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

STATEMENTS AND REPORTS. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the account and the transaction date. Shareholders of the Fund will receive statements as of the end of March, June, September and December.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Fund ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of the Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to the Fund's shareholders after the end of the calendar year on Form 1099-DIV.

EXCHANGES BETWEEN FUNDS. Shares of one Fremont Fund may be exchanged for shares of another Fremont Fund at their respective net asset values, provided that the account registration remains identical. Exchanges may only be made for shares of a Fremont Fund then offered for sale in your state of residence. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes, except in the case of tax-deferred retirement accounts or other tax-exempt shareholders that have not borrowed to acquire the shares exchanged. Any exchanges into the Fremont Institutional U.S. Micro-Cap Fund must meet the account minimums.

                                                            FREMONT MUTUAL FUNDS


Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and, at the discretion of the Board of Directors, can be limited by the Investment Company's refusal to accept further purchase and exchange orders from the shareholder.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.

TELEPHONE EXCHANGE PRIVILEGE. An investor may elect on the account application to authorize exchanges by telephone. A shareholder may give instructions regarding exchanges by calling 800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Fund. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.

See "Telephone Redemption Privilege" in the next section of this Prospectus.

AUTOBUY PRIVILEGE. The Autobuy privilege allows shareholders to purchase subsequent shares by moving money directly from their checking account to a Fremont Fund. The Autobuy privilege is an ACH privilege. ACH privileges will not be added to an account without written authorization from the shareholder. The Autobuy privilege will be automatically added to an account when the shareholder chooses any type of ACH privilege. A shareholder may then purchase additional shares in an existing account by calling 800-548-4539 and instructing the Transfer Agent as to the dollar amount wanting to be invested. The investment will automatically be processed through the Automatic Clearing House
(ACH) system. There is no fee for this option. If the privilege was not established at the time the account was opened, the shareholder must complete the appropriate form. The form is available on request.

AUTOMATIC INVESTMENT PLAN. After a minimum initial investment is made, a shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the shareholder's bank checking, savings, negotiable on withdrawal (NOW), or similar account, with the proceeds to be used to purchase shares of the Fund. The amount of the monthly investment must be at least $50. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5 days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is cancelled due to nonpayment (for example, "insufficient funds"), the shareholder's account will be subject to a $20 charge and the shareholder will be responsible for reimbursing the Fund for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form. The form is available on request.

HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $10 per wire. This is subject to change by the Transfer Agent at any time, without prior notification. See "Calculation of Net Asset Value and Public Offering Price."

Redemption orders received in proper form by the Transfer Agent before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be priced at the net asset value determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Otherwise, orders received by the Transfer Agent will be entered at the next calculated net asset value.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see "Signature Guarantee" below).

Redemptions from retirement accounts require a written request, with a signature guarantee, unless authorized under the Automatic Withdrawal Plan. Call the Transfer Agent for specific instructions on redemptions.

For written redemption requests that direct proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee" below).

Because of market fluctuations, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them. Redemption of shares and exchanges may result in taxable capital gains or losses.

TELEPHONE REDEMPTION PRIVILEGE. An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 800-548-4539. Telephone requests received by the close of trading on

FREMONT MUTUAL FUNDS


the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.

Neither the Investment Company, the Transfer Agent, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Investment Company, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Investment Company and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

AUTOMATIC WITHDRAWAL PLAN. A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service. Redemptions will be made on the last business day of the month. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Shareholders may terminate the Automatic Withdrawal Plan at any time, but not less than five days before a scheduled payment date. When an exchange is made between Funds, shareholders must specify if they desire the automatic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the automatic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is an Automatic Withdrawal Plan established for an account and the entire account is exchanged into another Fremont Fund, the automatic withdrawal option must be renewed by written request to the Transfer Agent. A shareholder wishing to initiate automatic redemptions must complete an Automatic Withdrawal Plan form available from the Transfer Agent.

SIGNATURE GUARANTEE. To better protect the Fund and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Other Important Redemption Information. A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.

Payment in redemption of shares is normally made within three business days after receipt by the Transfer Agent of a request in proper form, provided that payment in redemption of shares purchased by check or draft will be effected only after such check or draft has been collected. Although it is anticipated that this process will be completed in less time, it may take up to 15 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.

Except in extraordinary circumstances, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven calendar days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

REDEMPTION IN KIND. The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

TRANSFER AGENT. The Advisor is the transfer agent for the Funds and has engaged State Street Bank and Trust Company, c/o NFDS, P.O. Box 419343, Kansas City, Missouri, 64141, to serve as Sub-Transfer and Dividend Disbursing Agent and shareholder service agent. State Street Bank and Trust Company has contracted with National Financial Data Services to serve as shareholder servicing agent.
A depository account has been established at United Missouri Bank of Kansas City ("United Missouri Bank") through which all payments for the funds will be processed.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with various tax-deferred retirement plans. These include Individual Retirement Accounts (IRAs); SEP-IRAs; SIMPLE IRAs; Roth IRAs; Qualified Retirement Plans for self-employed persons and their employees; corporate pension and profit-sharing plans; and
Section 403(b) Plans, which are deferred compensation arrangements for employees of public schools and certain charitable organizations. Forms for establishing IRAs, SEP-IRAs, SIMPLE IRAs, Roth IRAs and Qualified Retirement Plans are available through the Investment Company, as are forms for corporate Pension and Profit-Sharing plans. Please contact the Investment Company for more information about establishing these accounts. In accordance with industry practice, there may be an annual account charge for participa-

                                                            FREMONT MUTUAL FUNDS


tion in these plans. Information regarding these charges is available from the Investment Company.

Retirement plan participants may receive additional services related to their plan at no extra cost to any shareholder.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION

The Fund intends to qualify and elect, and to continue to qualify, to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). For any tax year in which the Fund so qualifies and meets certain other distribution requirements, it will not incur a federal tax liability. Such qualification under the Code requires a Fund to diversify its investments so that, at the end of each fiscal quarter, (1) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, limited, in respect to any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

The Fund intends to distribute substantially all of its net realized capital gains, if any, at the end of the calendar year (on or about December 15). Dividend and capital gains distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All dividends and distributions are taxable to a shareholder (except tax-exempt shareholders who have not borrowed to acquire their shares) whether or not they are reinvested in shares of the Fund. Any long-term capital gains distributions are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares. Any long-term or mid-term capital gains distributions are taxable to shareholders as long-term or mid-term capital gains, respectively, regardless of how long shareholders have held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Distributions of short-term capital gains will be subject to the tax as ordinary income. Corporate investors may be entitled to the "dividends received" deduction on all or a portion of the dividends paid by the Fund. Availability of the "dividends received" deduction is subject to certain holding period and debt-financing limitations.

Shareholders may elect:

- to have all dividends and capital gains distributions automatically reinvested in additional shares; or

- to receive the income dividends and short-term capital gains distributions in cash and accept the long-term capital gains distributions in additional shares; or

- to receive all distributions of income dividends and capital gains in cash.

Automatic reinvestments will be at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gains distributions will be automatically reinvested. These elections may be changed by the shareholder at any time, but to be effective for a particular dividend or capital gains distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax status of dividends and capital gains distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared in October, November or December by the Fund and paid in January are taxable as if paid in December. The Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions to the shareholder). Amounts withheld are applied to the shareholder's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Fund to withhold 30%, or the applicable tax treaty rate, from ordinary dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts. Long-term capital gains distributions may be subject to this withholding.

Dividends and interest from foreign issuers earned by the Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Except as indicated below, to the extent that the Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of such taxes in computing their taxable income nor be able to take their shares of such taxes as a credit against U.S. income taxes.

If more than 50% of the value of the Fund's total assets at the close

FREMONT MUTUAL FUNDS


of its fiscal year consist of securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid.
If this election is made, the shareholders of the Fund will be required to include in their federal income tax returns as gross income their respective pro rata portions of foreign taxes paid by the Fund, to treat such amounts as foreign taxes paid by them, and to deduct such respective pro rata portions in computing their taxable incomes, or, alternatively, to use them as foreign tax credits, (subject to certain limitations) against their U.S. income taxes. The Fund will report annually to its shareholders the amount per share of such withholding, if any. The foregoing is a brief discussion of certain federal income tax considerations. Please see "Taxes -- Mutual Funds" in the Statement of Additional Information for further information regarding the tax implications of an investment in the Fund.

CALCULATION OF NET ASSET VALUE AND PUBLIC OFFERING PRICE

The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and dividends declared but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

The Fund will calculate its net asset value and public offering price and complete orders to purchase, exchange or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open. Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices, or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges or the most recent price available where no closing value is available. The Fund's portfolio may include securities which trade primarily on non-U.S. exchanges or otherwise in non-U.S. markets. Because of time zone differences, the prices of these securities, as used for net asset value calculations, may be established substantially in advance of the close of the New York Stock Exchange. Foreign securities may also trade on days when the New York Stock Exchange is closed (such as a Saturday). The net asset value and public offering price of the Fund, to the extent that it holds securities valued on foreign markets, may vary during periods when the New York Stock Exchange is closed. As a result, the value of the Fund's portfolio may be affected significantly by such trading on days when a shareholder has no access to the Fund. For further information, see "How to Invest," "How to Redeem Shares" and "Exchanges Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the Statement of Additional Information.

The net asset value and public offering price of the Fund will be determined as of the close of the regular session of the New York Stock Exchange. The shares of the Fund are offered at net asset value without a sales charge. Purchase, redemption and exchange orders received in proper form by the Transfer Agent before the close of trading of the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Otherwise, orders received by the Transfer Agent will be entered at the next calculated net asset value.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the Fund's portfolio securities transactions are placed by the Advisor or the Sub-Advisor. The Advisor and the Sub-Advisor strive to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Fund, the Advisor or the Sub-Advisor or who provide assistance with respect to the distribution of Fund shares. There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. Government securities issued by the United States and other countries and money market securities in which the Fund may invest are generally traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures, currency and options transactions. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S. securities exchanges or OTC markets. There is generally less government supervision and regulation of foreign exchanges and brokers than in the United States. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or an affiliated person of such person.

GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and

                                                            FREMONT MUTUAL FUNDS


on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.

FREMONT MUTUAL FUNDS


TELEPHONE NUMBERS AND ADDRESSES
TO MAKE AN INITIAL PURCHASE:

1.   By mail:
     Fremont Mutual Funds, Inc.
     c/o National Financial Data Services
     P.O. Box 419343
     Kansas City, MO 64141-6343

     Street address:
     1004 Baltimore Avenue
     Kansas City, MO 64105

2.   By wire:

     Please call the Transfer Agent at 800-548-4539 (press 2) to obtain an account number and detailed instructions.

TO MAKE A SUBSEQUENT PURCHASE:

Include shareholder name and account number. Use the same instructions for initial purchase.

TO REDEEM SHARES:

1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee. See "Signature Guarantees."

2.   By telephone:  800-548-4539
     Requires prior selection of telephone redemption option.

For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and automatic withdrawal plans, please contact:

     Fremont Mutual Funds, Inc.
     50 Beale Street, Suite 100
     San Francisco, CA 94105
     800-548-4539

FREMONT MUTUAL FUNDS, INC.

Fremont Money Market Fund
Fremont Bond Fund
Fremont California Intermediate Tax-Free Fund
Fremont Global Fund
Fremont Growth Fund
Fremont International Growth Fund
Fremont U.S. Small Cap Fund
Fremont International Small Cap Fund
Fremont Emerging Markets Fund
Fremont U.S. Micro-Cap Fund
Fremont Real Estate Securities Fund
Fremont Select Fund

For more information on the Fremont Mutual Funds please call 800-548-4539 or write to:

     Fremont Mutual Funds
     50 Beale Street, Suite 100
     San Francisco, CA 94105

ADVISOR/TRANSFER AGENT

Fremont Investment Advisors, Inc.
333 Market Street, Suite 2600
San Francisco, CA 94105

SUB-TRANSFER AGENT

Mailing Address:
National Financial Data Services
P.O. Box 419343
Kansas City, MO 64141-6343
800-548-4539 (press 2)

Street Address:

National Financial Data Services
1004 Baltimore Avenue
Kansas City, MO 64105

CUSTODIAN

The Northern Trust Company
50 South Lasalle Street
Chicago, IL 60675

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor
San Francisco, CA 94104

AUDITORS

Coopers & Lybrand, L.L.P.
333 Market Street
San Francisco, CA 94105

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE ADVISOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                    [LOGO]

FOR GENERAL INFORMATION:  800-548-4539 (PRESS 1), OR 816-435-1777 (OUTSIDE U.S.)
       50 BEALE STREET, SUITE 100, SAN FRANCISCO, CA 94105 - 888-502-3253
        3000 POST OAK BLVD., SUITE 100, HOUSTON, TX 77056 - 800-735-2705
   9801 WASHINGTONIAN BLVD., SUITE 105, GAITHERSBURG, MD 20878 - 888-373-6684

     Distributed by First Fund Distributors, Inc., San Francisco, CA 94105
          Copyright 1998 Fremont Mutual Funds, Inc.  All rights reserved.

                                     P030-9803